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                                                                   EXHIBIT 23.2



                         INDEPENDENT AUDITOR'S CONSENT

         We consent to the use of our report incorporated herein by reference from Old North State Bank's 1996 Annual Report filed on Form 10-KSB (as amended) and the reference to our firm under the heading "Experts" in this Registration Statement as filed with the Securities and Exchange Commission and the Federal Reserve.




                                        /s/ Larrowe, Cardwell & Company, L.C.
                                        -------------------------------------
                                        Larrowe, Cardwell & Company, L.C.



Galax, Virginia
June 19, 1997